EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR17
Mortgage Loans
Preliminary Collateral Information As of 12/01/05

TOTAL CURRENT BALANCE	$1,591,115,253
TOTAL ORIGINAL BALANCE	$1,596,465,249

NUMBER OF LOANS	2,607

			Minimum		Maximum
AVG CURRENT BALANCE	$610,324		$7,856		$3,000,000
AVG ORIGNAL BALANCE	$612,376		$56,230		$3,000,000

WAVG GROSS COUPON	5.78%		5.23%		8.78%
WAVG GROSS MARGIN	2.46%		1.90%		5.45%
WAVG MAX INT RATE	10.04%		9.45%		12.95%

WAVG CURRENT LTV	70.62%		0.94%		95.03%

WAVG FICO SCORE	716		516		816

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	375	months	360	months	480	months
WAVG REMAINING TERM	371	months	315	months	479	months
WAVG SEASONING	3	months	1	months	45	months

NZ WAVG PREPAY TERM	16	months	12	months	36	months

TOP STATE CONC	CA(70.73%),FL(6.13%),NY(4.85%)
MAXIMUM CA ZIPCODE	0.74%

FIRST PAY DATE			April 1,2002		December 1,2005

RATE CHANGE DATE			January 1,2006		January 1,2006

MATURE DATE			March 1,2032		November 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	2,607	$1,591,115,253	100.00%
Total	2,607	$1,591,115,253	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	16	$1,182,335	0.07%
100,001—200,000	89	14,288,550	0.90
200,001—300,000	190	47,410,417	2.98
300,001—400,000	209	74,157,298	4.66
400,001—500,000	723	327,047,868	20.55
500,001—600,000	470	258,126,147	16.22
600,001—700,000	303	196,958,242	12.38
700,001—800,000	164	122,130,690	7.68
800,001—900,000	94	80,039,291	5.03
900,001—1,000,000	109	105,271,344	6.62
1,000,001—1,100,000	47	49,711,100	3.12
1,100,001—1,200,000	30	34,722,767	2.18
1,200,001—1,300,000	27	33,770,423	2.12
1,300,001—1,400,000	24	32,610,888	2.05
1,400,001—1,500,000	33	48,605,080	3.05
1,500,001—1,600,000	7	10,749,115	0.68
1,600,001—1,700,000	5	8,260,845	0.52
1,700,001—1,800,000	8	14,035,634	0.88
1,800,001—1,900,000	8	14,823,676	0.93
1,900,001—2,000,000	13	25,524,146	1.60
2,000,001—2,100,000	5	10,353,690	0.65
2,100,001—2,200,000	5	10,711,476	0.67
2,200,001—2,300,000	7	15,723,579	0.99
2,300,001—2,400,000	3	7,118,664	0.45
2,400,001—2,500,000	6	14,840,800	0.93
2,500,001 >=	12	32,941,189	2.07
Total	2,607	$1,591,115,253	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5.001—5.250	2	$916,106	0.06%
5.251—5.500	522	334,996,069	21.05
5.501—5.750	858	520,395,866	32.71
5.751—6.000	615	370,986,997	23.32
6.001 >=	610	363,820,215	22.87
Total	2,607	$1,591,115,253	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.751—2.000	26	$15,835,482	1.00%
2.001—2.250	690	448,165,724	28.17
2.251—2.500	940	557,423,390	35.03
2.501—2.750	546	330,529,836	20.77
2.751—3.000	344	191,880,645	12.06
3.001—3.250	22	12,218,296	0.77
3.251—3.500	14	9,128,862	0.57
3.501—3.750	9	11,580,140	0.73
3.751—4.000	9	10,254,278	0.64
4.001 >=	7	4,098,600	0.26
Total	2,607	$1,591,115,253	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.251—9.500	1	$848,988	0.05%
9.501—9.750	1	434,606	0.03
9.751—10.000	1,620	956,380,018	60.11
10.001—10.250	757	448,186,172	28.17
10.251—10.500	153	126,308,534	7.94
10.501—10.750	39	25,637,928	1.61
10.751—11.000	13	9,341,429	0.59
11.001 >=	23	23,977,578	1.51
Total	2,607	$1,591,115,253	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	2,314	$1,397,648,356	87.84%
480	293	193,466,897	12.16
Total	2,607	$1,591,115,253	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	119	$77,098,035	4.85%
125	2,488	1,514,017,217	95.15
Total	2,607	$1,591,115,253	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
311—320	2	$641,796	0.04%
331—340	3	1,523,668	0.10
341—350	151	54,300,803	3.41
351—360	2,158	1,341,182,089	84.29
461—470	6	2,017,544	0.13
471—480	287	191,449,353	12.03
Total	2,607	$1,591,115,253	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—6	2,157	$1,439,272,554	90.46%
7—12	410	136,130,708	8.56
13 >=	40	15,711,991	0.99
Total	2,607	$1,591,115,253	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	6	$1,535,477	0.10%
21—25	4	2,729,470	0.17
26—30	15	10,300,699	0.65
31—35	18	10,719,099	0.67
36—40	16	14,003,479	0.88
41—45	35	26,071,308	1.64
46—50	60	45,377,404	2.85
51—55	105	61,379,807	3.86
56—60	128	87,634,529	5.51
61—65	202	147,413,193	9.26
66—70	344	221,530,546	13.92
71—75	467	296,383,479	18.63
76—80	1,037	579,380,615	36.41
81—85	128	71,411,543	4.49
86—90	6	3,241,381	0.20
91—95	35	11,599,260	0.73
96—100	1	403,965	0.03
Total	2,607	$1,591,115,253	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	3	$1,431,008	0.09%
21—25	4	2,729,470	0.17
26—30	14	9,798,124	0.62
31—35	18	10,719,099	0.67
36—40	17	14,506,054	0.91
41—45	34	25,027,439	1.57
46—50	65	46,592,842	2.93
51—55	98	59,226,121	3.72
56—60	138	94,101,030	5.91
61—65	186	136,444,271	8.58
66—70	371	235,181,462	14.78
71—75	510	313,714,509	19.72
76—80	1,102	623,897,267	39.21
81—85	4	2,187,810	0.14
86—90	10	4,319,353	0.27
91—95	33	11,239,393	0.71
Total	2,607	$1,591,115,253	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
500—519	1	$150,580	0.01%
520—539	1	332,807	0.02
540—559	6	1,358,681	0.09
560—579	16	5,954,010	0.37
580—599	106	31,097,750	1.95
600—619	316	85,887,682	5.40
620—639	52	30,565,918	1.92
640—659	93	56,339,898	3.54
660—679	164	100,922,221	6.34
680—699	263	175,041,566	11.00
700—719	376	261,703,069	16.45
720—739	398	284,174,758	17.86
740—759	361	251,009,137	15.78
760—779	293	194,474,365	12.22
780—799	126	84,891,558	5.34
800 >=	35	27,211,253	1.71
Total	2,607	$1,591,115,253	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	564	$305,180,397	19.18%
Reduced Doc	2,043	1,285,934,856	80.82
Total	2,607	$1,591,115,253	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	118	$79,968,897	5.03%
Owner Occupied	2,339	1,416,353,922	89.02
Second Home	150	94,792,433	5.96
Total	2,607	$1,591,115,253	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	71	$43,423,417	2.73%
Condo	256	135,355,091	8.51
Co-op	3	1,026,928	0.06
PUD	496	333,960,740	20.99
Single Family	1,768	1,069,395,074	67.21
Townhouse	13	7,954,003	0.50
Total	2,607	$1,591,115,253	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	1,017	$644,872,079	40.53%
Refi—Cash Out	1,242	722,454,788	45.41
Refi—No Cash Out	313	199,255,927	12.52
Refi—Prop Improvement	35	24,532,458	1.54
Total	2,607	$1,591,115,253	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	426	$289,150,940	18.17%
12	1,692	1,054,588,946	66.28
30	28	19,591,926	1.23
36	461	227,783,441	14.32
Total	2,607	$1,591,115,253	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	27	$15,870,119	1.00%
CA	1,846	1,125,430,693	70.73
CO	21	11,033,255	0.69
CT	36	28,385,434	1.78
DC	5	2,634,801	0.17
FL	148	97,471,303	6.13
GA	7	4,154,452	0.26
ID	3	3,058,330	0.19
IL	51	23,624,033	1.48
IN	3	623,055	0.04
MA	31	18,089,116	1.14
MD	53	32,081,137	2.02
MI	7	1,998,624	0.13
MN	4	1,481,777	0.09
NC	4	4,810,090	0.30
NH	4	2,241,545	0.14
NJ	60	42,150,184	2.65
NV	35	20,338,926	1.28
NY	119	77,098,035	4.85
OH	7	1,032,603	0.06
OR	10	4,893,347	0.31
PA	6	2,850,545	0.18
RI	4	1,992,043	0.13
TX	8	2,987,324	0.19
UT	3	1,985,088	0.12
VA	59	34,216,228	2.15
WA	46	28,583,163	1.80
Total	2,607	$1,591,115,253	100.00%

Combined Loan to Value Ratio of First and Second Liens (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
No Data Available (1)	246	$166,903,319	10.49%
No Second Lien	1,956	1,177,495,968	74.00
31—35	1	549,307	0.03
36—40	2	1,883,741	0.12
41—45	3	3,503,665	0.22
46—50	3	2,873,734	0.18
51—55	2	1,699,018	0.11
56—60	5	4,576,874	0.29
61—65	15	12,113,516	0.76
66—70	28	19,525,281	1.23
71—75	19	10,726,494	0.67
76—80	15	8,366,113	0.53
81—85	22	13,187,294	0.83
86—90	289	167,184,406	10.51
91—95	1	526,523	0.03
Total	2,607	$1,591,115,253	100.00%

Non-Zero Weighted Avg. 83.06%

(1)           With respect to the mortgage loans for which no data is available, no assurance can be given that the combined loan to value ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Second Lien	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
No Data Available	246	$166,903,319	10.49%
No	1,956	1,177,495,968	74.00
Yes	405	246,715,966	15.51
Total	2,607	$1,591,115,253	100.00%

Monthly Debt to Income Ratio of Mortgage Payment (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
No Data Available (2)	246	$166,903,319	10.49%
1—5	25	20,538,205	1.29
6—10	66	44,320,979	2.79
11—15	177	104,420,903	6.56
16—20	280	156,172,674	9.82
21—25	364	211,390,350	13.29
26—30	453	269,943,627	16.97
31—35	413	251,723,318	15.82
36—40	310	195,826,868	12.31
41—45	164	103,747,515	6.52
46—50	74	44,728,160	2.81
51—55	26	15,534,093	0.98
56—60	6	3,238,388	0.20
61 >=	3	2,626,855	0.17
Total	2,607	$1,591,115,253	100.00%

Non-Zero Weighted Avg. 28.43%

(2)           With respect to the mortgage loans for which no data is available, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of All Debt (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
No Data Available (3)	246	$166,903,319	10.49%
1—5	6	5,442,470	0.34
6—10	8	4,477,274	0.28
11—15	34	27,357,114	1.72
16—20	75	48,925,634	3.07
21—25	163	95,673,968	6.01
26—30	313	186,792,038	11.74
31—35	458	272,022,588	17.10
36—40	476	283,000,260	17.79
41—45	386	237,313,996	14.91
46—50	271	156,518,357	9.84
51—55	115	71,254,263	4.48
56—60	38	21,846,091	1.37
61 >=	18	13,587,881	0.85
Total	2,607	$1,591,115,253	100.00%

 Non-Zero Weighted Avg. 36.60%

(3)           With respect to the mortgage loans for which no data is available, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.